Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated December 28, 2020 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Prospectus, dated July 30, 2020, as supplemented

Addition of Sub-Advisers

Pursuant to action taken by the Board of Trustees of the Fund, each of Jasper Capital Hong Kong Limited and Seiga Asset Management Limited will serve as a discretionary sub-adviser to the Fund. In addition, the Fund’s adviser, Blackstone Alternative Investment Advisors LLC, has allocated a portion of the Fund’s assets to an existing sub-adviser, Nephila Capital Ltd.

Effective immediately, the Fund’s Prospectus is revised as follows:

The list of sub-advisers to the Fund in the “Fund Summary—Principal Investment Strategies” section of the Prospectus and the paragraph that immediately follows are deleted in their entirety and replaced with the following:

Discretionary Sub-Advisers	Strategy
Bayforest Capital Limited and G10 Capital Limited	Multi-Strategy Strategies
Bayview Asset Management, LLC	Relative Value Strategies
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies
Caspian Capital LP	Event-Driven Strategies
Cerberus Sub-Advisory I, LLC	Relative Value Strategies
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Emso Asset Management Limited	Macro Strategies
Endeavour Capital Advisors Inc.	Equity Hedge Strategies
Good Hill Partners LP	Relative Value Strategies
GSO / Blackstone Debt Funds Management LLC	Relative Value Strategies
HealthCor Management, L.P.	Equity Hedge Strategies
IPM Informed Portfolio Management AB	Macro Strategies
Jasper Capital Hong Kong Limited	Equity Hedge Strategies
Luminus Management, LLC	Equity Hedge Strategies
Magnetar Asset Management LLC	Event-Driven Strategies
Nephila Capital Ltd.	Event-Driven Strategies
NWI Management, L.P.	Macro Strategies
Sage Rock Capital Management LP	Event-Driven Strategies
Seiga Asset Management Limited	Equity Hedge Strategies
Shelter Growth Capital Partners LLC	Relative Value Strategies
TrailStone Commodity Trading US, LLC	Macro Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Waterfall Asset Management, LLC	Relative Value Strategies

The investment strategy for each Sub-Adviser listed above is its principal strategy, but the Sub-Advisers may also implement other investment strategies with the portion of the Fund’s assets allocated to them. There may be periods of time when there is no allocation to one or more Sub-Advisers or strategies described above. For example, although this could change at any time, as of the date of this Prospectus, there is no allocation to Cerberus Sub-Advisory I, LLC, IPM Informed Portfolio Management AB, Shelter Growth Capital Partners LLC, and Waterfall Asset Management, LLC.

The list of sub-advisers to the Fund in the “Fund Summary—Management of the Fund” section in the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub-Advisers:

Bayforest Capital Limited and G10 Capital Limited

Bayview Asset Management, LLC

Blackstone Real Estate Special Situations Advisors L.L.C.

Caspian Capital LP

Cerberus Sub-Advisory I, LLC

D. E. Shaw Investment Management, L.L.C.

Emso Asset Management Limited

Endeavour Capital Advisors Inc.

Good Hill Partners LP

GSO / Blackstone Debt Funds Management LLC

HealthCor Management, L.P.

IPM Informed Portfolio Management AB

Jasper Capital Hong Kong Limited

Luminus Management, LLC

Magnetar Asset Management LLC

Nephila Capital Ltd.

NWI Management, L.P.

Sage Rock Capital Management LP

Seiga Asset Management Limited

Shelter Growth Capital Partners LLC

TrailStone Commodity Trading US, LLC

Two Sigma Advisers, LP

Waterfall Asset Management, LLC

The list of sub-advisers to the Fund in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section of the Prospectus and the paragraph that immediately follows is deleted in its entirety and replaced with the following:

Discretionary Sub-Advisers	Strategy	Sub-Strategy
Bayforest Capital Limited and G10 Capital Limited	Multi-Strategy Strategies	N/A
Bayview Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies	Fixed Income – Asset Backed
Caspian Capital LP	Event-Driven Strategies	Distressed/Restructuring
Cerberus Sub-Advisory I, LLC	Relative Value Strategies	Fixed Income – Asset Backed
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies	N/A
Emso Asset Management Limited	Macro Strategies	Discretionary Thematic
Endeavour Capital Advisors Inc.	Equity Hedge Strategies	Equity Market Neutral
Good Hill Partners LP	Relative Value Strategies	Fixed Income – Asset Backed
GSO / Blackstone Debt Funds Management LLC	Relative Value Strategies	Fixed Income – Asset Backed
HealthCor Management, L.P.	Equity Hedge Strategies	Equity Long/Short
IPM Informed Portfolio Management AB	Macro Strategies	Systematic Diversified
Jasper Capital Hong Kong Limited	Equity Hedge Strategies	Quantitative Directional
Luminus Management, LLC	Macro Strategies	Commodity-Energy
Magnetar Asset Management LLC	Event-Driven Strategies	Risk Arbitrage Strategies
Nephila Capital Ltd.	Event-Driven Strategies	Reinsurance
NWI Management, L.P.	Macro Strategies	Discretionary Thematic
Sage Rock Capital Management LP	Event-Driven Strategies	Event-Driven Multi-Strategy
Seiga Asset Management Limited	Equity Hedge Strategies	Equity Long/Short
Shelter Growth Capital Partners LLC	Relative Value Strategies	Fixed Income – Asset Backed
TrailStone Commodity Trading US, LLC	Macro Strategies	Commodity-Energy
Two Sigma Advisers, LP	Equity Hedge Strategies	Equity Market Neutral
Waterfall Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed

The investment strategy for each Sub-Adviser listed above is its principal strategy, but the Sub-Advisers may also implement other investment strategies with the portion of the Fund’s assets allocated to them. There may be periods of time when there is no allocation to one or more Sub-Advisers or strategies described above. For example, although this could change at any time, as of the date of this Prospectus, there is no allocation to Cerberus Sub-Advisory I, LLC, IPM Informed Portfolio Management AB, Shelter Growth Capital Partners LLC, and Waterfall Asset Management, LLC.

The following disclosure is added to the “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” section in the Prospectus:

•

Jasper Capital Hong Kong Limited (“Jasper”), located at Golden Centre, Unit 1701, 17/F, 188 Des Voeux Road Central, Hong Kong Island, is an investment adviser registered with the SEC. Jasper may manage a portion of a Domestic Subsidiary’s assets using Equity Hedge Strategies. Founded in 2013, Jasper had approximately $363 million in assets under management as of November 30, 2020.

•

Seiga Asset Management Limited (“Seiga”), located at Suite 2003A, The Centrium, 60 Wyndham Street, Central Hong Kong, is an investment adviser registered with the SEC. Seiga may manage a portion of a Domestic Subsidiary’s assets using Equity Hedge Strategies. Founded in 2016, Seiga had approximately $583 million in assets under management as of November 30, 2020.

Effective immediately, the following disclosure is added to the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy—Equity Hedge Strategies” section of the Prospectus:

•

Quantitative Directional Strategies, which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities in order to select securities for purchase and sale. These can include both factor-based and statistical arbitrage/trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. Statistical arbitrage/trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices. Quantitative Directional Strategies may involve high frequency techniques, trading strategies employed on the basis of technical analysis, and strategies intended to exploit opportunistically new information the investment manager believes has not been completely or accurately reflected in current securities prices. Quantitative Directional Strategies typically maintain varying levels of net long or short equity market exposure over various market cycles.

Principal Investment Risks

Effective immediately, the following disclosure is added to the “More on the Fund’s Investment Strategies, Investments, and Risks—Principal Investment Risks—Investment and Trading Risks in General—Foreign Investments and Emerging Markets Risk” section of the Prospectus:

Additional risks involving investments in China

The Fund may have significant investment exposure to the People’s Republic of China (“China”), including both Chinese equity and bond markets, as well as specific market factors such as Chinese interest rates, which introduces particular risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Manager otherwise believes is attractive, the Fund may incur losses.

The Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in China, such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”), and in equity and/or debt securities through access products and/or cross-border investment programs such as Qualified Foreign Investor regime (“QFII”), that enable foreign investment in Chinese exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with China. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”), and China Bond Connect (the “Bond Connect”). The Fund will also seek investment exposure to China through other means, including through derivatives or other products. To the extent the Fund obtains synthetic exposure to Chinese issuers through derivatives, the Fund would be exposed to the general risks associated with the use of such derivatives. While some of the risks relating to investments in China described above (e.g., certain operational risks and risks related to settlement) may not apply directly to the Fund, these risks would still have the potential to impact the value of the Fund’s investment.

There are significant risks inherent in investing in China Connect Securities through China Connect. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect the Fund’s investments or returns through China Connect. The less developed state of China’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. Investments in eligible China Connect Securities through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to the Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. China Connect program restrictions could also limit the ability of the Fund to sell its China Connect Securities in a timely manner, or to sell them at all.

The Fund’s investment through QFII is subject to applicable regulations imposed by the Chinese authorities. Repatriations by QFIIs in respect of the Fund may be subject to repatriation restrictions or prior approval (as applicable) and there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed or changed in the future. For example, the regulators are considering requiring the counterparties to disclose beneficial ownership information. Any restrictions on repatriation of the invested capital and net profits may impact the Fund’s ability to meet redemption requests from shareholders. Furthermore, the Fund’s access to QFII products depends on the counterparty having sufficient quota capacity to hedge, no changes to the QFII program, the counterparty’s willingness to continue offering the access products, and other factors.

CIBM Bonds may also be purchased through the CIBM Direct Access Program. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in China through China Connect programs also apply to investments through the CIBM Direct Access Program.

The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency. China has only recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade. Additionally, the Renminbi Yuan bond markets are emerging markets characterized by relatively small numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets. Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension. Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency. Moreover, information about issuers in emerging markets including China may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.

Shareholders should retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated December 28, 2020 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Statement of Additional Information, dated July 30, 2020, as supplemented

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees of the Fund, each of Jasper Capital Hong Kong Limited and Seiga Asset Management Limited will serve as discretionary sub-advisers to the Fund.

Effective immediately, the Fund’s Statement of Additional Information is revised as follows:

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” in the Statement of Additional Information:

•	Jasper Capital Hong Kong Limited (“Jasper”). The principal owner of Jasper is Dr. Yiping Wang.

•

Seiga Asset Management Limited (“Seiga”). The principal owner of Seiga is Seiga Asset Management (Cayman) Limited, which is wholly-owned by Keita Arisawa. Blackstone Strategic Alliance Master Fund XXI L.P., and its general partner, Blackstone Strategic Alliance Associates III L.L.C., an affiliate of BAIA, have a revenue share arrangement with Seiga Asset Management (Cayman) Limited and will receive a portion of the revenue related to the Fund’s investment with Seiga. Neither BAIA nor any of its affiliates controls Seiga or Seiga Asset Management (Cayman) Limited.

Addition of Custodian

Effective immediately, the following disclosure is added underneath the section entitled “Custodian” in the Statement of Additional Information:

U.S. Bank National Association, located at 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for certain of the Fund’s securities, commodities, cash, and other property pursuant to a Custody Agreement dated December 15, 2020.

Sub-Adviser Proxy Voting Policy

Effective immediately, the following disclosure is added to Appendix A to the Statement of Additional Information:

Jasper Capital Hong Kong Limited

Proxy Voting Policy

August 2019

1. Introduction

Jasper Capital Hong Kong Limited (the “Company”) has adopted the following policies and procedures for proxy voting to ensure that it votes client securities in the best interests of its clients.

2. General Voting Principles

Where the Company has responsibility for voting proxies, the Company will take measures reasonably designed to ensure that they are voted in the best interest of its clients, which generally means voting with a view to enhancing the value of client securities.

Financial interest of clients is the primary consideration in determining how their proxies should be voted. The Company may refrain from voting in the following circumstances:

•	The Company believes that the matters to be voted on have no significant effect on clients’ interests or if there is a pending sell order for the security

•	The costs of voting would be unreasonable

•	The Company is of the view that the proxy statement has not provided sufficient information to justify a vote in favor

Below are some voting principles that the Company may take into account in voting proxies whilst each situation must be judged on its own merits:

•

In the absence of evidence to the contrary, the Company will give considerable weight to management recommendations, except in the case of issues directly affecting the interests of management itself, such as management compensation;

•

The Company will in general support management recommendations about the internal operations of the company. Whilst proposal which is likely to have significant economic effect on the relevant company and its security-holders will be subject to greater scrutiny on a case-by-case basis;

•

The Company favors having strong independent directors and supports the delegation of key functions (such as compensation, audit and nominating committees) to independent directors and the Company will in general oppose classification of directors;

•

Proposals for re-capitalizations, mergers, corporate restructuring and anti-takeover will be under scrutiny to ascertain possible benefits and disadvantages to security-holders. Management recommendations with respect to such transactions will be reviewed in the light of possible management self-interests;

•

Proposals regarding stock-option plans and other compensation issues will be carefully scrutinized. As the Company believes in long term capital appreciation, the Company will take into account the relevant company’s positioning for achievement of long-term goals as well as shorter-term performance;

The above principles are general guidelines only and not exhaustive which cannot cover all potential voting issues. The Company may also make reference to third party research materials and reports on specific voting issues in order to vote in the best interests of clients.

3. Conflicts of interests

Under certain circumstances, the voting may present an actual or potential conflict of interests between the Company as an investment manager and its clients, such as below:

•	Business relationships, where the Company has a substantial business relationship with a company and failure to vote in favor of management could harm the Company’s relationship with that company;

•	Personal relationships, where the Company has a personal relationship with corporate directors or candidates for directorship; or

•	Family relationships, where the Company may have personal or business relationships relating to a company (e.g. a spouse or relative who serves as a director of a publicly traded company).

For any voting proposals where the Company determines that it has a material conflict of interest, the Company will take steps designed to ensure a decision to vote that is based on the clients’ best interest and is not the product of the conflict, in which, the Company may:

•	refer the proposals to the clients and obtain instructions from the clients on how to vote the proxies relating to those proposals;

•	determine how it proposes to vote the proposals on which it has a conflict, disclose the conflict to the clients and seek their consents before exercising a proxy;

•	take such other action such as consulting an independent third party such as external legal counsel as the Company reasonably deems appropriate.

4. Voting Procedures

Operations Manager is responsible to coordinate with respective parties to assure that proxies are received by PM in sufficient time to take action and will also follow up with responsible PM for voting and to ensure that reasons for the decision on voting non-routine proxy proposals (such as special resolution for an EGM, cash/scrip dividend selection etc.) are clearly by the responsible PM.

Operations Manager should arrange for signature and return the proxies in time to be counted.

Proxy voting decisions should be made primarily by the PM who follows the particular stocks under management.

5. Record Keeping

The Company will maintain appropriate records regarding the proxies as follows:

•	Copies of these proxy voting policies and procedures and any amendments to them;

•	Proxy statements received regarding client securities;

•	Records of how proxies were voted;

•	Written client request for the Company’s proxy voting records and copies of the Company’s written responses to such requests;

•	Documents created by the Company that were material to its decisions on how to vote proxies or that memorialized the bases for its decisions; and

•	Documentation relating to the identification and resolution of conflicts of interests, if any.

An independent review on proxy voting measures and documents will be performed by external service provider periodically to ensure the Company votes the proxies in the best interests of its clients and properly complies with the policy.

Shareholders should retain this Supplement for future reference.